Exhibit 99.1

News Release

SUPERVALU INC. Stockholders Approve Merger with United Natural Foods, Inc.

MINNEAPOLIS, MN, October 18, 2018 /PRNewswire/ – SUPERVALU INC. (NYSE: SVU) (“SUPERVALU”) announced that at a special meeting of stockholders held today, stockholders of SUPERVALU approved the proposed acquisition of SUPERVALU by United Natural Foods, Inc. (NASDAQ: UNFI) (“UNFI”).

At the special meeting, approximately 80.82% of the shares of SUPERVALU common stock outstanding and entitled to vote adopted the previously announced merger agreement among SUPERVALU, UNFI, SUPERVALU Enterprises, Inc. and Jedi Merger Sub, Inc., a direct, wholly owned subsidiary of UNFI.  These shares represent approximately 97.56% of the shares voted at the special meeting.

The transaction remains subject to customary closing conditions.  SUPERVALU expects the transaction to close on October 22, 2018.

About SUPERVALU

SUPERVALU INC. is one of the largest grocery wholesalers and retailers in the United States with annual sales of approximately $15 billion. SUPERVALU serves customers across the United States through a network of 3,606 stores composed of 3,495 wholesale primary stores operated by customers serviced by SUPERVALU’s food distribution business and 111 traditional retail grocery stores in continuing operations operated under three retail banners in three geographic regions (store counts as of June 16, 2018). Headquartered in Minnesota, SUPERVALU has approximately 23,000 employees (in continuing operations). For more information about SUPERVALU visit www.supervalu.com.

SUPERVALU Forward-Looking Statements

This press release contains, and certain statements made by representatives of SUPERVALU, and its affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. SUPERVALU’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, SUPERVALU’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside SUPERVALU’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement relating to the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against SUPERVALU following the announcement of the merger agreement and the transactions contemplated therein; (3) the inability to complete the business combination, including due to failure of conditions to closing in the merger agreement; (4) risks related to the financing of the transaction; (5) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (6) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (7) costs related to the business combination; (8) risks related to the disruption of the transaction to SUPERVALU and its management; (9) the effect of announcement of the transaction on SUPERVALU’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; and (10) other risks and uncertainties identified in SUPERVALU’s filings with the Securities and Exchange Commission (“SEC”). More information about other potential factors that could affect SUPERVALU’s business and financial results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in SUPERVALU’s Report on Form 10-K for the fiscal year ended February 24, 2018, as amended, and any updates to those risk factors set forth in SUPERVALU’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. The foregoing list of factors is not exclusive. SUPERVALU cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. SUPERVALU does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, other than as required by applicable law.

CONTACTS:

Investor Contact:
Steve Bloomquist
Vice President, Investor Relations
952-828-4144
steve.j.bloomquist@supervalu.com (mailto:  steve.j.bloomquist@supervalu.com).

or

Media Contact:
Jeff Swanson
Vice President, Communications
952-903-1645
jeffrey.s.swanson@supervalu.com (mailto:  jeffrey.s.swanson@supervalu.com).